UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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AMN HEALTHCARE SERVICES, INC.

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Attached is additional information which may be provided to stockholders.

The Medfinders Acquisition An important component to AMN’s Healthcare’s Long Term Strategy November 18, 2010

This presentation contains "forward-looking statements" within the meaning of Section
27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended. The company based these forward-looking statements on its current expectations and projections about future events. Actual results could differ materially from those discussed in, or implied by, these forward-looking statements. Forward-looking statements are identified by words such as "believe,"
"anticipate," "expect," "intend," "plan," "will," "may" and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Factors that could cause actual results to differ from those implied by the forward-looking statements contained in this press release are set forth in the Company's Annual Report on Form 10-
K for the year ended December 31, 2009 and its other quarterly and periodic reports filed with the SEC. These statements reflect the Company's current beliefs and are based upon information currently available to it. Be advised that developments subsequent to this presentation are likely to cause these statements to become outdated with the passage of time.
Forward Looking Statements

3 Key Investor Highlights

Strategic & Diversified Service Offerings
STRATEGIC TRANSACTIONAL
Strategic
Partnerships &
Alliances
•RPO Custom
Solutions
Outsourced
Management
Services
•Managed
Services
Direct Hire
Placement
Services
•Permanent
Search Services
Flexible
Placement
Services
•Physician,
Nurse, Allied &
Local Staffing
Patient Care
Services
•Home
Healthcare
Placement & Staffing
Expertise
Workforce Solutions
Expertise
Patient Care Solutions
Expertise
• Acute care hospitals
• Physician offices
• Surgery centers
• Government facilities
• Pharmacies
• Medical clinics
• Home health providers
• Rehabilitation facilities
• Sub-acute facilities
• Long-term care facilities
• Schools
FACILITY SETTINGS

Nurse and Allied Staffing
Clinician Facing Brands
Local & Travel Nursing Quick Start Nursing
International Allied Pharmacy
• Leading provider of local daily staffing, short and long-term travel healthcare staffing
• All nursing specialties
• Rehab therapists
• Radiology technologists
• Lab technicians
• Pharmacists & techs
•
Consistently ranked higher by clients for providing highest quality clinicians and being “easy to work with”
• Also offers managed services and recruitment process outsourcing services, and staffing of electronic medical record conversion programs

Locum Tenens Staffing
• The leading nationwide provider of temporary physician
staffing
• Physician & mid-level specialties:
• Family Practice & Internal Medicine
• Emergency Room
• Surgery
• Anesthesiology
• Radiology & Oncology
• Behavioral Health
• Dentistry
• Client reputation for large recruitment network, high
quality clinicians & customer-focused service

Physician Search Services
• Nation’s leader in physician search services
• Represents over 3,000 permanent physician
search assignments each year.
• Covers all specialties and geographies
• 20+ years experience and heritage. Recognized as
a national thought leader & market intelligence
resource for hospital CEOs
• Endorsed provider of 20+ state hospital
associations

The Leader in MSP and RPO Solutions
Source: Company website
• The leader in Managed Services Programs and
Recruitment  Process Outsourcing to healthcare
organizations
• Exclusively contracted to provide supplemental
clinical labor and manage a network of subcontractor
partners to achieve clients’ target fill rates
• Provide clients with centralized invoicing, standard
staffing practices, and dedicated clinical staff to
support all of a clients supplemental staffing needs
Workforce Solution Brands
Recruitment Process Outsourcing (RPO) Managed Services Provider (MSP)

Provider of Home Healthcare Services
Source: Company estimates
2009 Revenue: $65 million
• Provides a wide variety of home
healthcare services to individuals
• Serving approximately 7,000 home
care clients a year
• Growth opportunity: expansion of
Medicare and Private Pay business
• Diversification of payor mix minimizes
exposure to changes in
reimbursement
• Established infrastructure:
– Latest home care technology
– Experienced management team
with demonstrated success

Competitor Landscape

Source: Company estimates; 10-K filings; Staffing Industry Analysts, July 2010, Largest U.S. Healthcare Staffing Firms.
Note: Team Health includes healthcare staffing only. On Assignment excludes IT/Engineering staffing revenues.
Largest U.S. Healthcare Staffing Companies
Based on 2009 Estimated Revenues, In $ Millions
$578
AMN Healthcare
CHG
Healthcare
Cross
Country
Medical Staffing
Network
Jackson
Healthcare
Maxim
Healthcare
Team
Health
Supplemental
Healthcare
On
Assignment
$1,063
(Pro forma)
$529
$341 $340
$308
$213 $205
$279
Medfinders
$303

A More Diversified Revenue Mix 11 Locum Tenens Staffing Physician Permanent Placement Nurse & Allied Healthcare Staffing Home Healthcare Local Staffing VMS/MSP Pre 9/1/10 Revenue Mix New Revenue Mix

Key Strategic Benefits of Acquisition
* Annualized synergies on a run rate basis by Q4 2011
Source: Internal company information
Short Term Benefits:
• AMN becomes leading provider of Managed Services programs
• EBITDA synergies of $2 million* from improving direct fill rates at existing Managed Services clients
• EBITDA synergies of $8 million* from consolidation opportunities across back office and overlapping service lines
Long Term Benefits:
• Comprehensive spectrum of offerings to meet healthcare’s
growing demand for clinical workforce management solutions
• Advances long-term strategy by entering home healthcare
market
• A more diversified revenue mix
• Better leverage of infrastructure

Managed Services Revenue Opportunities
13 Source: Company estimates
Managed Service Provider (MSP) Contracts
Gross Billings & Direct Fill Opportunity
Combined
$110
million
$66
million
$44
million
AMN
2010 Projected
Medfinders
2010 Projected
$45
million
$54
million
Subcontractor filled
Direct filled pre-acquisition
$84
million
Opportunity to be direct filled
post-acquisition
$15
million
Would have been subcontracted
between AMN & Medfinders pre-
acquisition

Acquisition Integration Timeline

Travel Nurse
Integration
Q3 10
Allied
Integration
Q4 10 Q1 11
Back Office
Integration
Q2 11
Managed Services
Direct Fill
Opportunity
Q3 11 Q4 11
$8 million
annualized
EBITDA
synergies by
Q4 11
$2 million
annualized
EBITDA
synergies by
Q4 11
Completed
In progress
Source: Internal company information

Evolution of Medfinders Acquisition 15

Background of Transaction
Strong Corporate Governance/Analysis of Transaction
• Five month intensive negotiation process with active Board participation
• Chairman involved in all key negotiation discussions with AMN management and Medfinders principals
• Weekly (often daily) discussions with CEO, CFO, General Counsel and
Chairman to review progress of diligence and negotiations
• Seven Board meetings to review progress and seek counsel, input and approval on next steps from the full Board
• Additional Four Board Executive Committee meetings to review progress, seek counsel, input and approval on next steps from Chairman & Audit Committee
Chair
• Ongoing communication with NYSE throughout process regarding deal structure
(for approval of convertible preferred shares following close)

Background of Transaction
•
Extensive Deal Negotiations Resulting in 30% Purchase Price
Reduction
•
Purchase price reductions prompted by:
• Board input and directives
•
Results of due diligence
• Independent advisor advice
• Refined financial analysis of tax values
• Cost of debt
•
Board Deliberation to Optimize Deal Structure for Shareholders
• Purchase Price Fixed at Date of Signing of Definitive Agreement to protect shareholders against dilution after signing
• Post closing approval by shareholders to avoid business disruption and negative impact to financial results

Background of Transaction Structure
Transaction Structured to Provide Certainty to Stakeholders and Minimal
Negative Disruption to the Business
• 3-4 Month Delay in Closing of Transaction unacceptable to Parties
•
Our key assets are our healthcare providers and client relationships; deal uncertainty would threaten these provider relationships as the providers would be concerned about the continuity of their recruiters, benefits, and policies
•
Competitors would seek to capitalize on this uncertainty in marketing to both AMN’s and Medfinders’ providers and current customers, negatively impacting both companies’ financial operations
•
The ability to compete for new business would be hindered
•
Delay would be distraction for corporate employees, and potentially cause loss of key employees, including sales team members–further impacting relationships with providers and clients

Key Terms of Acquisition
•
Acquired NF Investors, Inc. (NFI, parent company of Nursefinders, Inc. dba
Medfinders) in exchange for:
• 6.3 million shares of AHS common stock
• 5.4 million shares of conditional convertible preferred  stock (and transaction costs incl. 227K shares)
•
$193 million total transaction value (incl. approx. $133 million of refinanced
Medfinders indebtedness)
•
Former NFI stockholders will own approx. 26% of AHS (incl. preferred shares, post-conversion)
•
Special Meeting to be held 12/15/2010 to obtain shareholder approval of:
• Voting rights of preferred shares
• Convertibility of preferred shares (at option of holder, but mandatory if AHS stock trades $10/share for 30 days)
• Elimination of dividend of 11% on preferred shares

Important Information
AMN Healthcare filed a definitive proxy statement on October 29, 2010 with the SEC to obtain shareholder approval of (i) the convertibility of the preferred stock to be issued to Medfinders’ shareholders in the acquisition into shares of AMN Healthcare common stock and (ii) the voting rights of such preferred stock
(the “Stockholder Approval”). INVESTORS AND SECURITY HOLDERS ARE URGED TO
READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS FILED WITH THE SEC
CAREFULLY IN THEIR ENTIRETY AS THEY BECOME AVAILABLE BECAUSE THEY WILL
CONTAIN IMPORTANT INFORMATION ABOUT THE STOCKHOLDER APPROVAL. The proxy statement, any amendments or supplements to the proxy statement and other relevant documents filed by
AMN Healthcare with the SEC are available free of charge through the web site maintained by the SEC at www.sec.gov or by calling the SEC at telephone number 1-800-SEC-0330. Free copies of these documents may also be obtained from AMN Healthcare’s website at www.amnhealthcare.com or by writing to: AMN Healthcare Services, Inc., 12400 High Bluff Drive, Suite 100, San Diego, California 92130,
Attention: Investor Relations.
AMN Healthcare and its directors and executive officers are deemed to be participants in the solicitation of proxies from the stockholders of AMN Healthcare in connection with the Stockholder Approval. Information regarding AMN Healthcare’s directors and executive officers is included in AMN Healthcare’s definitive proxy statement for its 2010 annual meeting of stockholders held on April 14, 2010, which was filed with the SEC on March 12, 2010. Other information regarding the participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in the proxy statement filed in connection with the Stockholder Approval.

Cautionary Statement
The issuance of the securities in the transactions described in this video have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of the securities in any jurisdiction or state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction or state.